                      THE MUNDER FRAMLINGTON FUNDS TRUST
                               480 PIERCE STREET
                          BIRMINGHAM, MICHIGAN 48009
                           TELEPHONE (800) 438-5789

PROSPECTUS

CLASS K SHARES

  The Munder Framlington Funds Trust (the "Trust") is an open-end investment company (a mutual fund) that currently offers a selection of three investment portfolios. This Prospectus describes the Class K shares of the investment portfolios offered by the Trust (the "Funds"):

                     Framlington International Growth Fund
                       Framlington Emerging Markets Fund
                          Framlington Healthcare Fund

  Munder Capital Management (the "Advisor") serves as investment advisor to the Funds. Framlington Overseas Investment Management Limited (the "Sub-Advisor") serves as sub-advisor to the Funds.

  This Prospectus contains the information that a prospective investor should know before investing in the Funds. Investors are encouraged to read this Prospectus and retain it for future reference. A Statement of Additional Information dated January 2, 1997, as amended or supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained free of charge by calling the Trust at
(800) 438-5789. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information and other information regarding the Funds.

  SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

 SECURITIES OFFERED BY THIS PROSPECTUS  HAVE NOT BEEN APPROVED OR DISAPPROVED
  BY  THE  SECURITIES  AND  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES
   COMMISSION NOR HAS  THE SECURITIES AND EXCHANGE COMMISSION  OR ANY STATE
    SECURITIES COMMISSION  PASSED UPON  THE ACCURACY  OR ADEQUACY  OF THIS
     PROSPECTUS.  ANY  REPRESENTATION  TO  THE  CONTRARY  IS  A  CRIMINAL
      OFFENSE.


                THE DATE OF THIS PROSPECTUS IS JANUARY 2, 1997.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Funds
  Expense Table............................................................   3
  The Trust................................................................   3
  Investment Objectives and Policies.......................................   4
  Portfolio Instruments and Practices and Associated Risk Factors..........   5
  Investment Limitations...................................................  10
  Purchase and Redemptions of Shares.......................................  11
  Dividends and Distributions..............................................  12
Other Information
  Net Asset Value..........................................................  13
  Management...............................................................  13
  Taxes....................................................................  17
  Description of Shares....................................................  18
  Performance..............................................................  19

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION, OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE FUNDS' STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS OR FUNDS DISTRIBUTOR, INC. (THE "DISTRIBUTOR"). THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUNDS OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

                                 EXPENSE TABLE

  The following table sets forth certain costs and expenses that an investor will incur either directly or indirectly as a shareholder of Class K shares of the Funds based on estimated operating expenses for the current fiscal year. Class K shares are sold without an initial or contingent deferred sales charge to customers of banks and other institutions, and to the immediate family members of such customers. See "Purchase and Redemption of Shares."

                                         INTERNATIONAL  EMERGING
                                            GROWTH       MARKETS   HEALTHCARE
                                             FUND         FUND        FUND
                                         ------------- ----------- -----------
Annual operating expenses (as a
 percentage of average net assets)
 Advisory fees..........................         1.00%       1.25%       1.00%
 Other expenses.........................          .55%        .55%        .55%
  Shareholder Servicing.................   .25%         .25%        .25%
  All Other Expenses....................   .30%         .30%        .30%
                                         ------        -----       -----
 Total Fund Operating Expenses..........         1.55%       1.80%       1.55%
                                                ======       =====       =====

  "Other expenses" in the above table include administration fees, custodial fees, legal and accounting fees, printing costs, registration fees, fees for any portfolio valuation service, the cost of regulatory compliance, the costs of maintaining the Fund's legal existence and the costs involved with communicating with shareholders. With respect to each Fund, the amount of "Other expenses" is based on estimated expenses and projected assets for the current fiscal year. See "Management" in this Prospectus for a further description of the Funds' operating expenses and the nature of the services for which the Funds are obligated to pay advisory fees. Any fees charged by institutions directly to customer accounts for services provided in connection with investments in shares of the Funds are in addition to the expenses shown in the above Expense Table and the Example shown below.

 Example

  The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Funds. These amounts are based on payment by the Funds of operating expenses at the levels set forth in the above table, and are also based on the following assumptions:

  An investor would pay the following expenses on a $1,000 investment, assuming (1) a hypothetical 5% annual return and (2) redemption at the end of the following time periods:

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
International Growth Fund........................................  $16     $49
Emerging Markets Fund............................................  $18     $57
Healthcare Fund..................................................  $16     $49

  The foregoing Expense Table and Example are intended to assist investors in understanding the various shareholder transaction expenses and operating expenses of the Funds that investors bear either directly or indirectly.

  THE EXAMPLE SHOWN ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE INVESTMENT RETURN OR OPERATING EXPENSES. ACTUAL INVESTMENT RETURN AND OPERATING EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN.

                                   THE TRUST

  Each of the Funds is a series of shares issued by the Trust, an open-end management investment company. The Trust was organized under the laws of the Commonwealth of Massachusetts on October 30, 1996 and has registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust's principal office is located at 480 Pierce Street, Birmingham, Michigan 48009 and its telephone number is (800) 438-5789.

                      INVESTMENT OBJECTIVES AND POLICIES

  This Prospectus describes the following Funds offered by the Trust: the Framlington International Growth Fund ("International Growth Fund"), the Framlington Emerging Markets Fund ("Emerging Markets Fund"), and the Framlington Healthcare Fund ("Healthcare Fund"). Purchasing shares of any Fund should not be considered a complete investment program, but an important segment of a well-diversified investment program.

INTERNATIONAL GROWTH FUND

  The investment objective of International Growth Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve its objective through worldwide investment in equity securities of companies which, in the opinion of the Sub-Advisor, show above-average profitability, management quality and growth in their respective countries.

  The Fund may invest in the securities of issuers located in various countries which include, but are not limited to, the following: Argentina, Australia, Austria, Belgium, Brazil, Canada, Chile, China, Czech Republic, Denmark, Egypt, Finland, France, Germany, Hong Kong, India, Ireland, Italy, Japan, Korea, Luxembourg, Malaysia, Mexico, the Netherlands, New Zealand, Norway, Peru, the Philippines, Poland, Portugal, Russia, Singapore, South Africa, Spain, Sweden, Switzerland, Taiwan, Thailand, Turkey and the United Kingdom.

  Under normal market conditions, at least 65% of the Fund's total assets will be invested in the equity securities of foreign issuers and such issuers will be located in at least three foreign countries.

EMERGING MARKETS FUND

  The investment objective of Emerging Markets Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective through investing primarily in equity securities of issuers in emerging market countries. The Fund considers countries having emerging markets to be all countries that are generally considered to be emerging or developing countries by the International Bank for Reconstruction and Development (more commonly referred to as the World Bank), or the International Finance Corporation, the United Nations or the European Bank for Reconstruction and Development. Currently, the countries not in this category include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Iceland, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom, and the United States. A company will be deemed to be in an emerging market country if (i) the company is organized under the laws of, and has a principal office in, an emerging market country;
(ii) the principal trading market for the company's equity securities is in an emerging market country; or (iii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed, in an emerging market country, or has at least 50% of its assets situated in an emerging market country. Under normal market conditions, the Fund will invest at least 65% of its total assets in equity securities of issuers in emerging market countries. Determinations as to eligibility will be made by the Sub-Advisor based on publicly available information and inquiries made to the companies.

HEALTHCARE FUND

  The investment objective of the Healthcare Fund is to provide shareholders with long-term capital appreciation. The Fund seeks to achieve this objective through investment in companies providing healthcare and medical services and products worldwide. The Fund will invest in producers of pharmaceuticals, biotechnology firms, medical device and instrument manufacturers, distributors of healthcare products, care providers and managers and other healthcare services companies. Under normal market conditions, the Fund will invest at least 65% of its total assets in healthcare companies as described above. The Sub-Advisor considers healthcare companies to include companies for which at least 50% of sales, earnings or assets arise from or are dedicated to health services or medical technology activities. At the present time, the predominant number of healthcare companies meeting the Fund's criteria are in the United States.

INFORMATION REGARDING ALL FUNDS

  Each Fund may also lend its portfolio securities and borrow money for investment purposes (i.e., "leverage" its portfolio). In addition, each Fund may enter into transactions in options on securities, securities indices and foreign currencies, forward foreign currency contracts, and futures contracts and related options. When deemed appropriate by the Sub-Advisor, a Fund may invest cash balances in repurchase agreements and other money market investments to maintain liquidity in an amount to meet expenses or for day-to-day operating purposes. These investment techniques are described below and under the heading "Investment Objectives and Policies" in the Statement of Additional Information.

  When the Sub-Advisor believes that market conditions warrant, a Fund may adopt a temporary defensive position and may invest without limit in money market securities denominated in U.S. dollars or in the currency of any foreign country. See "Portfolio Instruments and Practices and Associated Risk Factors--Liquidity Management."

        PORTFOLIO INSTRUMENTS AND PRACTICES AND ASSOCIATED RISK FACTORS

  Investment strategies that are available to the Funds are set forth below. Additional information concerning certain of these strategies and their related risks is contained in the Statement of Additional Information.

  Equity Securities. "Equity securities," as used in this Prospectus, refers to common stock, preferred stock, warrants or rights to subscribe to or purchase such securities and sponsored or unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), and Global Depositary Receipts ("GDRs") (collectively, "Depositary Receipts"). Securities considered for purchase by the Funds may be listed or unlisted, and may be issued by companies with various levels of market capitalization.

  Each Fund may invest up to 5% of its net assets at the time of purchase in warrants and similar rights (other than those that have been acquired in units or attached to other securities). Warrants represent rights to purchase securities at a specific price valid for a specific period of time. The prices of warrants do not necessarily correlate with the prices of the underlying securities. In addition, a Fund may invest in convertible bonds and convertible preferred stock. A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, a Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while earning higher current income than is available from the common stock. Although a Fund may acquire convertible securities that are rated below investment grade by Standard & Poor's Ratings Service, a division of McGraw-Hill Companies Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's"), it is expected that investments in lower-rated convertible securities will not exceed 10% of the value of the total assets of a Fund at the time of purchase. These high yield, high risk securities are commonly referred to as junk bonds. Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to the issuer's capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of a desirable investment, and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger that may exist with respect to principal or interest. In light of the risks, the Sub-Advisor, in evaluating the creditworthiness of an issuer, will take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the ability of the issuer's management and regulatory matters. To the extent a Fund purchases convertibles rated below investment grade or convertibles that are not rated, a greater risk exists as to the timely repayment of the principal of, and the timely payment of interest or dividends on, such securities. Particular risks include (a) the sensitivity of such securities to interest rate and economic changes, (b) the lower degree of protection of principal and interest payments, (c) the relatively low trading market liquidity for the securities,
(d) the impact that legislation may have on the market for these securities (and, in turn, on a Fund's net asset value) and (e) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would negatively affect their ability to meet their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for lower-rated convertible securities and negatively affect the value of outstanding securities and the ability of the issuers to repay principal and interest. If the issuer of a convertible security held by a Fund defaulted, the Fund could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not they are based on fundamental analysis, could also decrease the values and liquidity of lower-rated convertible securities held by a Fund, especially in a thinly traded market.

  Foreign Securities. Each Fund may invest in the securities of foreign issuers. There are certain risks and costs involved in investing in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in U.S. investments. These considerations generally are more of a concern in emerging market countries, where the possibility of political instability (including revolution) and dependence on foreign economic assistance may be greater than in developed countries. Investments in companies domiciled in emerging market countries therefore may be subject to potentially higher risks than investments in developed countries.

  Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, and political instability. Future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect a Fund's investment in foreign obligations. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. A Fund may encounter difficulties or be unable to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts. Also, some countries may withhold portions of income and dividends at the source.

  Foreign securities markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

  Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registrations and/or approval in some emerging market countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registrations or approval for such repatriation.

  Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by the countries with which they trade.

  In many emerging market countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. There is an increased risk, therefore, of uninsured loss due to lost, stolen, or counterfeit stock certificates. In addition, the foreign securities markets of many of the countries in which the Funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

  Although the Funds may invest in securities denominated in foreign currencies, portfolio securities and other assets held by the Funds are valued in U.S. dollars. As a result, the net asset value of a Fund's shares may fluctuate with U.S. dollar exchange rates as well as with price changes of its portfolio securities in the various local markets and currencies. In addition to favorable and unfavorable currency exchange-rate developments, the Funds are subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

  Depositary Receipts. ADRs are Depositary Receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depositary Receipts. Depositary Receipts also involve the risks of other investments in foreign securities, as discussed above. For purposes of the Funds' investment policies, a Fund's investments in Depositary Receipts will be deemed to be investments in the underlying securities.

  Concentration in the Healthcare Industries. The Healthcare Fund generally intends to invest at least 65% of its total assets in securities of companies in the healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation. In particular, technological advances can render existing products obsolete, and obtaining governmental approval for new products from regulatory authorities can be lengthy, expensive and uncertain as to outcome. Healthcare companies also can be highly dependent on the strength of patents for maintenance of profit margins and market exclusivity. Moreover, cost containment measures implemented by governmental authorities have adversely affected certain healthcare industries. While industry concentration may increase the risk and volatility of an investment company's portfolio, the Healthcare Fund will endeavor to reduce risk by having a portfolio of investments that is diversified within its stated objective and policies.

  Forward Foreign Currency Exchange Contracts. The Funds may enter into forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Funds may not enter into these contracts for speculative purposes. A forward foreign currency exchange contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of contract. A Fund will segregate cash or liquid securities to cover its obligation to purchase foreign currency under a forward foreign currency contract. Although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such currency increase. A Fund will not enter into forward foreign currency exchange contracts if as a result, the Fund will have more than 20% of its total assets committed to consummation of such forward foreign currency exchange contracts.

  Futures Contracts and Options. The Funds may invest in futures contracts and options on futures contracts for hedging purposes or to maintain liquidity. However, a Fund may not purchase or sell a futures contract unless immediately after any such transaction the sum of the aggregate amount of margin deposits on its existing futures positions and the amount of premiums paid for related options is 5% or less of its total assets.

  Futures contracts obligate a Fund, at maturity, to take or make delivery of certain securities or the cash value of a bond or securities index. When interest rates are rising, futures contracts can offset a decline in value of a Fund's portfolio securities. When rates are falling, these contracts can secure higher yields for securities a Fund intends to purchase.

  The Funds may purchase and sell call and put options on futures contracts traded on an exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price at any time during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised. In anticipation of a market advance, a Fund may purchase call options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the Fund intends to purchase. Similarly, if the value of a Fund's portfolio securities is expected to decline, the Fund might purchase put options or sell call options on futures contracts rather than sell futures contracts. In connection with a Fund's position in a futures contract or option thereon, the Fund will create a segregated account of liquid assets or will otherwise cover its position in accordance with applicable requirements of the SEC.

  In addition, the Funds may write covered call options, buy put options, buy call options and write secured put options on particular securities or various stock indices. Options trading is a highly specialized activity which entails greater than ordinary investment risks. A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option for a particular security gives the purchaser the right to sell the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock index provides the holder with the right to make or receive a cash settlement upon exercise of the option.

  The use of derivative instruments exposes a Fund to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates;
(2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) inability to close out certain hedged positions to avoid adverse tax consequences; (5) the possible absence of a liquid secondary market for any particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (6) leverage risk, that is, the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and (7) particularly in the case of privately-negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave a Fund worse off than if it had not entered into the position. For a further discussion, see "Fund Investments" and the Appendix in the Statement of Additional Information.

  When a Fund invests in a derivative instrument, it may be required to segregate cash and other high-grade liquid debt securities or certain portfolio securities to "cover" the Fund's position. Assets segregated or set aside generally may not be disposed of so long as a Fund maintains the positions requiring segregation or cover. Segregating assets could diminish a Fund's return due to the opportunity losses of foregoing other potential investments with the segregated assets.

  The Funds are not commodity pools, and all futures transactions engaged in by a Fund must constitute bona fide hedging or other permissible transactions in accordance with the rules and regulations promulgated by the Commodity Futures Trading Commission. Successful use of futures and options is subject to special risk considerations.

  For a further discussion see "Additional Information on Fund Investments" and the Appendix to the Statement of Additional Information.

  Repurchase Agreements. A Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with which a Fund may enter into repurchase agreements include member banks of the Federal Reserve System, any foreign bank or any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer. The Advisor and/or Sub-Advisor will review and continuously monitor the creditworthiness of the seller under a repurchase agreement, and will require the seller to maintain liquid assets in a segregated account in an amount that is greater than the repurchase price. Default by or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

  Investment Company Securities. In connection with the management of daily cash positions, the Funds may invest in securities issued by other investment companies which invest in short-term debt securities and which seek to maintain a $1.00 net asset value per share (i.e., "money market funds"). International Growth Fund and Emerging Markets Fund may also purchase shares of investment companies investing primarily in foreign securities, including so-called "country funds." Securities of other investment companies will be acquired within limits prescribed by the 1940 Act. These limitations, among other matters, restrict investments in securities of other investment companies to no more than 10% of the value of a Fund's total assets, with no more than 5% invested in the securities of any one investment company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the expenses a Fund bears directly in connection with its own operations.

  Liquidity Management. Pending investment, to meet anticipated redemption requests, or as a temporary defensive measure if the Sub-Advisor determines that market conditions warrant, the Funds may also invest without limitation in short-term U.S. Government obligations, high quality money market instruments, variable and floating rate instruments and repurchase agreements as described above.

  High quality money market instruments may include commercial paper, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer. The Funds may also purchase U.S. dollar-denominated bank obligations, such as certificates of deposit, bankers' acceptances and interest-bearing savings and time deposits, issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Short-term obligations purchased by the Funds will either have short-term debt ratings at the time of purchase in the top two categories by one or more unaffiliated nationally recognized statistical rating organizations ("NRSROs") or be issued by issuers with such ratings. Unrated instruments purchased by a Fund will be of comparable quality as determined by the Sub-Advisor.

  Illiquid Securities. Each Fund may invest up to 15% of the value of its net assets (determined at time of acquisition) in securities which are illiquid. Illiquid securities would generally include repurchase agreements and time deposits with notice/termination dates in excess of seven days, and certain securities which are subject to trading restrictions because they are not registered under the Securities Act of 1933, as amended (the "Act"). If, after the time of acquisition, events cause this limit to be exceeded, the Fund will take steps to reduce the aggregate amount of illiquid securities as soon as reasonably practicable in accordance with the policies of the SEC.

  The Funds may invest in commercial obligations issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Act ("Section 4(2) paper"). The Funds may also purchase securities that are not registered under the Act, but which can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A securities"). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and generally is sold to institutional investors which agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers which make a market in the Section 4(2) paper, thus providing liquidity. Rule 144A securities generally must be sold only to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the Fund's limitation on investment in illiquid securities. The Advisor and/or Sub-Advisor will determine the liquidity of such investments pursuant to guidelines established by the Trust's Board of Trustees.

  U.S. Government Obligations. The Funds may purchase obligations issued or guaranteed the U.S. Government and U.S. Government agencies and instrumentalities. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury. Others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality issuing the obligation. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

  Borrowing and Reverse Repurchase Agreements. Each Fund is authorized to borrow money in amounts up to 5% of the value of the Fund's total assets at the time of such borrowing for temporary purposes. The Funds may also borrow funds for temporary purposes by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price ("reverse repurchase agreements"). Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. A Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement. Additionally, a Fund is authorized to borrow money in amounts up to 33 1/3% of its assets, as permitted by the 1940 Act, for the purpose of meeting redemption requests. Borrowing by a Fund creates an opportunity for greater total return but, at the same time, increases exposure to capital risk. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on a Fund's net asset value. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds. However, a Fund will not purchase portfolio securities while borrowings exceed 5% of the Fund's total assets. For more detailed information with respect to the risks associated with borrowing, see the heading "Borrowing" in the Statement of Additional Information.

  Lending of Portfolio Securities. To enhance the return of the portfolio, a Fund may lend securities in its portfolio representing up to 25% of its total assets, taken at market value, to securities firms and financial institutions, provided that each loan is secured continuously by collateral in the form of cash, high quality money market instruments or short-term U.S. Government securities adjusted daily to have a market value at least equal to the current market value of the securities loaned. The risk in lending portfolio securities, as with other extensions of credit, consists of possible delay in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

  Portfolio Transactions and Turnover. All orders for the purchase or sale of securities on behalf of the Funds are placed by the Sub-Advisor with broker/dealers that the Sub-Advisor selects. A high portfolio turnover rate involves larger brokerage commission expenses or transaction costs which must be borne directly by the Fund, and may result in the realization of short-term capital gains which are taxable to shareholders as ordinary income. The Sub-Advisor will not consider portfolio turnover rate a limiting factor in making investment decisions consistent with a Fund's objective and policies. It is anticipated that each Fund's annual portfolio turnover rate will range from 50% to 150%.

                            INVESTMENT LIMITATIONS

  Each Fund's investment objective and policies may be changed by the Trust's Board of Trustees without shareholder approval. No assurance can be given that any Fund will achieve its investment objective.

  Each Fund has also adopted certain fundamental investment limitations that may be changed only with the approval of a "majority of the outstanding shares of the Fund" (as defined in the Statement of Additional Information). These limitations are set forth in the Statement of Additional Information.

                      PURCHASE AND REDEMPTIONS OF SHARES

  Shares of each Fund are sold on a continuous basis by the Distributor. The Distributor is a registered broker/dealer with principal offices at 60 State Street, Boston, Massachusetts 02109.

PURCHASE OF SHARES

  Class K shares of the Funds are sold without an initial or contingent deferred sales charge to customers ("Customers") of banks and other institutions, and the immediate family members of such customers, that have entered into agreements with the Trust providing for shareholder services for Customers. Customers may include individuals, trusts, partnerships and corporations. all share purchases are effected through a Customer's account at an institution through procedures established in connection with the requirements of the account, and confirmations of share purchases and redemptions will be sent to the institution involved. Institutions (or their nominees) will normally be the holders of record of Fund shares acting on behalf of their Customers, and will reflect their Customers' beneficial ownership of shares in the account statements provided by them to their Customers. The exercise of voting rights and the delivery to Customers of shareholder communications from the Trust will be governed by the Customers' account agreements with the institution. Investors wishing to purchase shares of a Fund should contact their account representatives.

  Shares of each Fund are sold at net asset value per share next determined on that day after receipt of a purchase order. Purchase orders by an institution for Class K shares must be received by the Distributor or the Transfer Agent before the close of regular trading hours (currently 4:00 p.m. New York City time) on the New York Stock Exchange (the "Exchange"), on any Business Day (as defined below). Payment for such shares must be made by institutions in Federal funds or other funds immediately available to the Custodian no later than 4:00 p.m. (New York City time) on the next Business Day following the receipt of the purchase order.

  It is the responsibility of the institution to transmit orders for purchases by its customers and to deliver required funds on a timely basis. If funds are not received within the periods described above, the order will be canceled, notice thereof will be given, and the institution will be responsible for any loss to a Fund or its shareholders. Institutions may charge certain account fees depending on the type of account the investor has established with the institution. In addition, an institution may receive fees from a Fund with respect to the investments of its customers as described below under "Management." Payments for Class K shares of a Fund may, in the discretion of the Advisor, be made in the form of securities that are permissible investments for the Fund. For further information see "In-Kind Purchases" in the Statement of Additional Information.

  Purchases may be effected on days on which the Exchange is open for business (a "Business Day"). The Trust reserves the right to reject any purchase order. Payment for orders which are not received or accepted will be returned after prompt inquiry. The issuance of shares is recorded on the books of the Trust, and share certificates are not issued unless expressly requested in writing. Certificates are not issued for fractional shares.

  Neither the Trust, the Distributor nor the Transfer Agent will be responsible for the authenticity of telephone instructions for the purchase or redemption of shares where such instructions are reasonably believed to be genuine. Accordingly, the Institution will bear the risk of loss. The Trust will attempt to confirm that telephone instructions are genuine and will use such procedures as are considered reasonable. To the extent that the Trust fails to use reasonable procedures to verify the genuineness of telephone instructions, it or its service providers may be liable for such instructions that prove to be fraudulent or unauthorized.

REDEMPTION OF SHARES

  Redemption orders are effected at the net asset value per share next determined after receipt of the order. Shares held by an institution on behalf of its customers must be redeemed in accordance with instructions and limitations pertaining to the account at the institution. The Funds intend to pay cash for all shares redeemed, but in unusual circumstances may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

  Share balances may be redeemed pursuant to arrangements between institutions and investors. It is the responsibility of an institution to transmit redemption orders to the Transfer Agent and to credit its Customers' accounts with the redemption proceeds on a timely basis. If the Transfer Agent receives a redemption order prior to 4:00 p.m. (New York City time), the redemption proceeds for shares of a Fund are normally wired to the redeeming institution the following Business Day. The Funds reserve the right to delay the wiring of redemption proceeds for up to seven days after receipt of a redemption order if, in the judgment of the Investment Advisor, an earlier payment could adversely affect a Fund.

                          DIVIDENDS AND DISTRIBUTIONS

  Each Fund expects to pay dividends and distributions from the net income and capital gains, if any, earned on investments held by the Fund. Dividends from net income are declared and paid at least annually. Each Fund's net realized capital gains (including net short-term capital gains), if any, are distributed at least annually. Dividends and capital gains are paid in the form of additional shares of the same class of a Fund unless a shareholder requests that dividends and capital gains be paid in cash. In the absence of this request on the Account Application Form or in a subsequent request, each purchase of shares is made on the understanding that the Transfer Agent is automatically appointed to receive the dividends upon all shares in the shareholder's account and to reinvest them in full and fractional shares of the same class of the Fund at the net asset value in effect at the close of business on the reinvestment date. Dividends are automatically paid in cash (along with any redemption proceeds) not later than seven business days after a shareholder closes an account.

  A Fund's expenses are deducted from the income of the Fund before dividends are declared and paid. These expenses include, but are not limited to, fees paid to the Advisor, Administrator, Custodian and Transfer Agent; fees and expenses of officers and Trustees; taxes; interest; legal and auditing fees; brokerage fees and commissions; certain fees and expenses in registering and qualifying the Funds and their shares for distribution under Federal and state securities laws; expenses of preparing prospectuses and statements of additional information and of printing and distributing prospectuses and statements of additional information to existing shareholders; the expense of reports to shareholders, shareholders' meetings and proxy solicitations; fidelity bond and Trustees' and officers' liability insurance premiums; the expense of using independent pricing services; and other expenses which are not assumed by the Administrator. Any general expenses of the Trust that are not readily identifiable as belonging to a particular fund of the Trust are allocated among all funds of the Trust by or under the direction of the Board of Trustees in a manner that the Board determines to be fair and equitable. Except as noted in this Prospectus and the Statement of Additional Information, the Funds' service contractors bear expenses in connection with the performance of their services, and each Fund bears the expenses incurred in its operations. The Advisor, Administrator, Custodian and Transfer Agent may voluntarily waive all or a portion of their respective fees from time to time.

  Each Fund's net investment income and/or capital gains available for distribution to the holders of Class K shares will be reduced by the amount of service and distribution fees payable under the Class K Plan described below.

                                NET ASSET VALUE

  Net asset value for Class K shares in a Fund is calculated by dividing the value of all securities and other assets belonging to the Fund allocable to that class, less the liabilities charged to that class, by the number of outstanding shares of that class.

  The net asset value per share of each Fund for the purpose of pricing purchase and redemption orders is determined as of the close of regular trading hours on the New York Stock Exchange (currently 4:00 p.m., New York time) on each business day. Securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on such exchange or market as of the close of business on the date of valuation. Securities traded on a national securities exchange or on the NASDAQ National Market System for which there were no sales on the date of valuation and securities traded on other over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Options will be valued at market value or fair value if no market exists. Futures contracts will be valued in like manner, except that open futures contract sales will be valued using the closing settlement price or, in the absence of such a price, the most recently quoted asked price. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Portfolio securities which are primarily traded on foreign securities exchanges, other than the London Stock Exchange, are generally valued at the preceding closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Boards of Trustees. Restricted securities and securities and assets for which market quotations are not readily available are valued at fair value by the Advisor under the supervision of the Board of Trustees. Debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. Under this method, such securities are valued initially at cost on the date of purchase (or the 61st day before maturity).

  The Trust does not accept purchase and redemption orders on days on which the New York Stock Exchange is closed. The New York Stock Exchange is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

                                  MANAGEMENT

BOARD OF TRUSTEES

  The Trust is managed under the direction of its Board of Trustees. The Statement of Additional Information contains the name and background information of each Trustee.

INVESTMENT ADVISOR AND SUB-ADVISOR

  Munder Capital Management, a Delaware general partnership with its principal offices at 480 Pierce Street, Birmingham, Michigan 48009, serves as the Funds' investment advisor. The Advisor was formed in December 1994. The principal partners of the Advisor are Old MCM, Inc. ("MCM"), Munder Group LLC, Woodbridge Capital Management, Inc. ("Woodbridge") and WAM Holdings, Inc. ("WAM"). MCM was founded in February 1985 as a Delaware corporation and was a registered investment advisor. Woodbridge and WAM are indirect, wholly-owned subsidiaries of Comerica Incorporated. Mr. Lee P. Munder, the Advisor's chief executive officer, indirectly owns or controls a majority of the partnership interests in the Advisor. As of September 30, 1996, the Advisor and its affiliates had approximately $36 billion in assets under active management, of which $18 billion were invested in equity securities, $8 billion were invested in money market or other short-term instruments, and $10 billion were invested in other fixed income securities.

  Subject to the supervision of the Board of Trustees of the Trust, the Advisor provides overall investment management for the Funds, provides research and credit analysis, oversees the purchases and sales of portfolio securities by the Sub-Advisor, maintains books and records with respect to the Funds' securities transactions and provides periodic and special reports to the Board of Trustees as requested.

  For the advisory services provided and expenses assumed with regard to the International Growth Fund and the Healthcare Fund, it, the Advisor has agreed to a fee, computed daily and payable monthly, at an annual rate of 1.00% of each Fund's average daily net assets up to $250 million, reduced to .75% of each Fund's average daily net assets in excess of $250 million. For the advisory services provided and expenses assumed with regard to the Emerging Markets Fund, the Advisor has agreed to a fee, computed daily and payable monthly, at an annual rate of 1.25% of the Fund's average daily net assets.

  The Advisor may, from time to time, make payments to banks, broker-dealers or other financial institutions for certain services to the Funds and/or their shareholders, including sub-administration, sub-transfer agency and shareholder servicing. Such payments are made out of the Advisor's own resources and do not involve additional costs to the Funds or their shareholders.

  Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited provides sub-advisory services to the Funds. Subject to the supervision of the Advisor, the Sub-Advisor is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities by the Funds. The Sub-Advisor is also responsible for arranging the execution of all portfolio management decisions, including the selection of brokers to execute trades and the negotiation of brokerage commissions in connection therewith. For its services with regard to the International Growth Fund and the Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to
 .375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to .625% of the Fund's average daily net assets.

  The Sub-Advisor is a subsidiary of Framlington Group plc, a public limited company incorporated in England and Wales which, through its subsidiaries, provides a wide range of investment services. The Sub-Advisor and its affiliates serve as investment manager to various investment trusts organized in the United Kingdom, and provides fund management services to pension funds and charities. Framlington Group plc is a wholly owned subsidiary of Framlington Holdings Limited which is, in turn, owned 49% by the Advisor and 51% by Credit Commercial de France S.A., a French banking corporation listed on the Societe des Bourses Francaises.

PERFORMANCE OF EQUITY PORTFOLIOS MANAGED BY THE SUB-ADVISOR

  Set forth below are certain performance data provided by the Sub-Advisor relating to accounts managed by the Sub-Advisor and which have investment objectives and policies similar to those of the corresponding Funds. See "Investment Objectives and Policies" and "Portfolio Instruments and Practices and Associated Risk Factors." In the case of the Healthcare portfolio performance, the data relates to a unit trust organized under the laws of the United Kingdom managed by the same personnel of the Sub-Advisor with similar investment objectives and policies to the Healthcare Fund. In the case of Emerging Markets portfolio performance, the data relates to a Canadian-based institutional emerging markets portfolio managed by the same personnel of the Sub-Advisor with similar investment objectives and policies to the Emerging Markets Fund.

  The trust account performance is provided by Micropal, an independent research organization that is a recognized source of performance data in the UK unit trust industry. The data is U.S. dollar adjusted on the basis of exchange rates provided by Datastream using WM/Reuters closing rates. The performance figures are net of brokerage commissions, actual investment advisory fees and initial sales charges. The data assume the reinvestment of net income and capital gain distributions. The trust account returns are calculated using beginning offer and ending bid prices for periods ended September 30, 1996.

  Investors should not rely on the following performance data of the Sub-Advisor's client accounts as an indication of future performance of the Funds. It should be noted that the management of the Funds will be affected by regulatory requirements under the 1940 Act and requirements of the Internal Revenue Code of 1986, as amended, to qualify as a regulated investment company.

       PERIOD ENDED                                     U.K.    S&P HEALTHCARE
       SEPTEMBER 30,                                   HEALTH   COMPOSITE INDEX
           1996                                       PORTFOLIO CAPITAL CHANGE
       -------------                                  --------- ---------------
      1 Year.........................................   33.68%       28.53%
      3 Years........................................  112.54%      110.78%
      5 Years........................................  134.42%       65.00%
      Inception on April 30, 1987....................  404.63%      225.90%

  Performance for the Health trust account is calculated on an offer-bid basis; U.S. Dollar adjusted total return net of all management fees but not reflecting U.K. tax. Source: Micropal.

  S&P Healthcare Composite Index performance shows capital change in U.S. Dollars but does not reflect the deduction of fees, expenses and taxes.
Source: Datastream.

       PERIOD ENDED                                  CANADIAN     MSCI EMERGING
       SEPTEMBER 30,                                 EMERGING     MARKETS TOTAL
           1996                                   MARKETS ACCOUNT    RETURN
       -------------                              --------------- -------------
      1 Year.....................................      4.23%           4.84%
      Inception on November 1, 1994..............      0.65%         -12.15%

  MSCI Emerging Markets Index performance shows total return in U.S. dollars but does not reflect the deduction of fees, expenses and taxes. Source:
Datastream.

  The performance of the Canadian institutional account is measured by the World Markets Company on a total return basis and has been recalculated net of the management fee charged the Canadian institutional account. The inception date of the Canadian institutional account is November 1, 1994.

INDICES

  The S&P Healthcare Composite Index is the composite Healthcare section of the S&P 500 Index as defined and tracked by S&P. This index covers securities listed in the USA only.

  The MSCI Emerging Markets Index is maintained by Morgan Stanley Capital International and covers 26 emerging markets. Total return is calculated using the prices of the companies tracked and assumes the reinvestment of dividends.

PORTFOLIO MANAGERS

  Simon Key, Chief Investment Officer of the Sub-Advisor, is the primary portfolio manager for the Emerging Markets Fund. Mr. Key heads the asset allocation committee of the Sub-Advisor, and is responsible for overall asset allocation strategy. Prior to joining Framlington in 1989, Mr. Key was with the Bank of England as economist and deputy head of the European team. He graduated from the University of East Anglia with a BA in economics and philosophy, and went on to complete a MSc in economics at the University of London.

  Antony Milford, Head of the Specialist Desk for the Sub-Advisor, is the primary portfolio manager for the Healthcare Fund. Mr. Milford is a member of the Sub-Advisor's asset allocation committee and has been managing funds for Framlington since 1971, covering most geographic regions. Mr. Milford has managed a healthcare portfolio for the Sub-Advisor since 1989. He graduated from Oxford with a Classics degree.

  The International Growth Fund is managed by a committee of professional portfolio managers of the Sub-Advisor.

ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

  First Data Investor Services Group, Inc. ("First Data"), whose principal business address is 53 State Street, Boston, Massachusetts 02109 (the "Administrator"), serves as administrator for the Trust. First Data is a wholly-owned subsidiary of First Data Corporation. The Administrator generally assists the Trust in all aspects of its administration and operations, including the maintenance of financial records and fund accounting.

  First Data also serves as the Trust's transfer agent and dividend disbursing agent ("Transfer Agent"). Shareholder inquiries may be directed to First Data at P.O. Box 5130, Westborough, Massachusetts 01581-5130.

  As compensation for these services, the Administrator is entitled to receive fees, computed daily and payable monthly, at the rate of .10% of average daily net assets with a $60,000 minimum fee per annum in the aggregate for the Funds. The Transfer Agent is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor for which they provide services, computed daily and payable monthly at the rate of .02% of the first $2.8 billion of net assets, plus .015% of the next $2.2 billion of net assets, plus .01% of all net assets in excess of $5 billion with a $120,000 minimum fee per annum in the aggregate for the Funds. The Administrator and Transfer Agent are also entitled to reimbursement for out-of-pocket expenses. The Administrator has entered into a Sub-Administration Agreement with the Distributor under which the Distributor provides certain administrative services with respect to the Funds. The Administrator pays the Distributor a fee for these services out of its own resources at no cost to the Funds.

  Comerica Bank (the "Custodian"), whose principal business address is One Detroit Center, 500 Woodward Avenue, Detroit, Michigan 48226, provides custodial services to the Funds. The Custodian is a wholly-owned subsidiary of Comerica Incorporated, a publicly-held bank holding company. As compensation for its services, the Custodian is entitled to receive fees, based on the aggregate average daily net assets of the Funds and certain other investment portfolios that are advised by the Advisor, for which the custodian provides services, computed daily and payable monthly at an annual rate of .03% of the first $100 million of average daily net assets, .02% of the next $500 million of net assets and .01% of net assets in excess of $600 million. The Custodian also receives certain transaction based fees.

  For an additional description of the services performed by the Administrator, Transfer Agent and Custodian, see the Statement of Additional Information.

SHAREHOLDER SERVICING ARRANGEMENTS

  The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan (the "Class K Plan") under which Class K shares are sold through institutions which enter into shareholder servicing agreements with the Trust. The agreements require the institutions to provide shareholder services to their customers ("Customers") who from time to time own of record or beneficially Class K shares in return for payment by each Fund at a rate not exceeding .25% (on an annualized basis) of the average daily net asset value of the Class K shares beneficially owned by the Customers. Class K shares bear all fees paid to institutions under the Class K Plan.

  The services provided by institutions under the Class K Plan may include processing purchase, exchange and redemption requests from Customers and placing orders with the Transfer Agent; processing dividend and distribution payments from a Fund on behalf of Customers; providing information periodically to Customers showing their positions in Class K shares; providing sub-accounting with respect to Class K shares beneficially owned by Customers or the information necessary for sub-accounting; responding to inquiries from Customers concerning their investment in Class K shares; arranging for bank wires; and providing such other similar services as may be reasonably requested.

  The Trust understands that institutions may charge fees to their Customers who are the owners of Class K shares of the Funds in connection with their Customer accounts. These fees would be in addition to any amounts which may be received by an institution under its agreements with the Trust. The agreements require an institution to disclose to its Customers any compensation payable to the institution by a Fund and any other compensation payable by the Customers in connection with the investment of their assets in Class K shares. Customers of institutions should read this Prospectus in light of the terms governing their accounts with their institutions. Conflict of interest restrictions may apply to the receipt by institutions of compensation from the Distributor with respect to the investment of fiduciary assets in Class K shares.

  Payments under the Class K Plan are not tied exclusively to the shareholder service expenses actually incurred by the institutions and the payments may exceed service expenses actually incurred. The Trust's Board of Trustees evaluates the appropriateness of the Class K Plan and its payment terms on a periodic basis.

                                     TAXES

  Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for 1986, as amended (the "Code"). Such qualification relieves a Fund of liability for Federal income taxes to the extent its earnings are distributed in accordance with the Code.

  Qualification as a regulated investment company under the Code for any taxable year requires, among other things, that a Fund distribute to its shareholders an amount equal to at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for such year. In general a Fund's investment company income will be its taxable income (including dividends, interest, and short-term capital gains) subject to certain adjustments and excluding the excess of any net long-term capital gain for the taxable year over the net short-term capital loss, if any, for such year. Each Fund intends to distribute substantially all of its investment company taxable income each taxable year. Such distributions will be taxable as ordinary income to a Fund's shareholders who are not currently exempt from Federal income taxes, whether such income is received in cash or reinvested in additional shares. (Federal income taxes for distributions to an IRA or qualified retirement plan are deferred under the Code if applicable requirements are met.) The dividends received deduction for corporations will apply to such distributions by the Funds to the extent of the total qualifying dividends received by the distributing Fund from domestic corporations for the taxable year and if other applicable tax requirements are met.

  Substantially all of the Funds' net realized long-term capital gains, if any, will be distributed at least annually. The Funds will generally have no Federal income tax liability with respect to such gains, and the distributions will be taxable to shareholders who are not currently exempt from Federal income taxes as long-term capital gains, no matter how long the shareholders have held their shares.

  A taxable gain or loss may also be realized by a holder of shares in a Fund upon the redemption or transfer of shares depending upon the tax basis of the shares and their price at the time of the transaction.

  Dividends declared in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

  Before purchasing shares in the Funds, the impact of dividends or distributions which are expected to be declared or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution. All or a portion of such dividend or distribution, although in effect a return of capital, may be subject to tax.

  On an annual basis, the Trust will send written notices to record owners of shares regarding the Federal tax status of distributions made by the Funds.

TAXES--FOREIGN INVESTMENTS

  Income or gain from investments in foreign securities may be subject to foreign withholding or other taxes. It is expected that the Funds will be subject to foreign withholding taxes with respect to income received from sources within foreign countries. If more than 50% of the value of a Fund's total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may elect, for U.S. Federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. If a Fund makes this election, the amount of such foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their proportionate amount of such taxes against their U.S. Federal income tax liabilities subject to certain limitations described in the Statement of Additional Information, or (b) if they itemize their deductions, to deduct such proportionate amount from their U.S. income.

  If a Fund invests in certain "passive foreign investment companies" ("PFICs"), it will be subject to Federal income tax (and possibly additional interest charges) on a portion of any "excess distribution" or gain from the disposition of such shares even if it distributes such income to its shareholders. If a Fund elects to treat the PFIC as a "qualified election fund" ("QEF") and the PFIC furnishes certain financial information in the required form to such Fund, the Fund will instead be required to include in income each year its allocable share of the ordinary earnings and net capital gains on the QEF, regardless of whether received, and such amounts will be subject to the various distribution requirements described above.

                             DESCRIPTION OF SHARES

  Each Fund operates as one series of the Trust. The Trust was organized as a Massachusetts business trust on October 30, 1996 and is also registered under the 1940 Act as an open-end management investment company. The Trust's declaration of trust authorize the Trustees to classify and reclassify any unissued shares into one or more classes of shares. Pursuant to such authority the Trustees have authorized the issuance of shares of beneficial interest representing interests in the Funds, each of which is classified as a diversified investment company under the 1940 Act.

  The shares of the Funds are offered as five separate classes of shares of beneficial interest, $.01 par value per share, designated Class A shares, Class B shares, Class C shares, Class K shares and Class Y shares. All shares of a Fund represent interests in the same assets of the Fund and are identical in all respects except that each class bears different service and distribution expenses and may bear various class-specific expenses (which may affect performance), and each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Shares of each Fund issued are fully paid, non-assessable, fully transferable and redeemable at the option of the holder. Investors may call the Trust at (800) 438-5789 for more information concerning other classes of shares of the Funds. This Prospectus relates only to the Class K shares of the Funds.

  The Trust's shareholders are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held, and will vote in the aggregate and not by Fund, except where otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular Fund. In addition, shareholders of a Fund will vote in the aggregate and not by class, except as otherwise expressly required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the holders of a particular class of shares. The Trust is not required and does not currently intend to hold annual meetings of shareholders for the election of Board members except as required under the 1940 Act. A meeting of shareholders will be called upon the written request of at least 10% of the outstanding shares of the Trust. To the extent required by law, the Trust will assist in shareholder communications in connection with such a meeting. For further discussion of the voting rights of shareholders, see "Additional Information Concerning Shares" in the Statement of Additional Information.

REPORTS TO SHAREHOLDERS

  The Trust will seek to eliminate duplicate mailings of prospectuses and shareholders reports to accounts which have the same primary record owner, and with respect to joint tenant accounts or tenant in common accounts, accounts which have the same address. Additional copies of prospectuses and reports to shareholders are available upon request by calling the Trust at (800) 438-5789.

                                  PERFORMANCE

  From time to time, the Funds may quote performance data for Class K shares in advertisements or in communications to shareholders. The total return of a class of shares in a Fund may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total return of a Fund reflects the average percentage change in value of an investment in a class of shares in the Fund from the beginning date of the measuring period to the end of the measuring period. Aggregate total return reflects the total percentage change in value over the measuring period. Both methods of calculating total return assume that dividends and capital gains distributions made during the period are reinvested in the same class of shares.

  A Fund may compare the performance of its shares to the performance of other mutual funds with similar investment objectives and to other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds, including, for example, Lipper Analytical Services, Inc., the Lehman Brothers Government/Corporate Bond Index, a recognized unmanaged index of government and corporate bonds, the Standard & Poor's 500 Index, an unmanaged index of a group of common stocks, the Consumer Price Index, or the Dow Jones Industrial Average, an unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange. Performance data as reported in national financial publications such as Morningstar, Inc., Money Magazine, Forbes, Barron's, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of a class of shares in a Fund.

  Performance will fluctuate and any quotation of performance should not be considered as representative of future performance of a class of shares in a Fund. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a fund, portfolio maturity, operating expenses, and market conditions. Any fees charged by institutions directly to their customers' accounts in connection with investments in a Fund will not be included in calculations of yield and performance.

  Quotations of total return for Class K shares will reflect the fees for certain shareholders services described in this Prospectus.